UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2016
CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 19, 2016, Cenveo Corporation (“Cenveo Corp”), a wholly-owned subsidiary of Cenveo, Inc. (the “Company”), and certain of the Company’s other subsidiaries (together with Cenveo Corp, the “Sellers”) completed the previously announced sale of membership interests and shares of capital stock of the entities comprising the Company’s folded carton and shrink sleeve packaging businesses along with its one top-sheet lithographic print operation (collectively, the “Packaging Business”) to WestRock Converting Company (the “Buyer”) pursuant to the terms of that certain Stock and Membership Interest Purchase Agreement, dated as of December 9, 2015 (the “Purchase Agreement”), among the Sellers and the Buyer. Under the terms of the Purchase Agreement, the Buyer acquired such membership interests and shares for $105 million in cash, subject to certain adjustments set forth in the Purchase agreement, expected to be complete within 90 days of the closing date. The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement. On January 20, 2016, the Company announced information regarding the foregoing matters in a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the first sentence of the first paragraph of which is incorporated in this Item 2.01 by reference.

In accordance with the guidance in Accounting Standards Codification (“ASC”) 205-20 Presentation of Financial Statements - Discontinued Operations and ASC 360 Property, Plant & Equipment, the Company classified the assets, liabilities, operations and cash flows of the Packaging Business as discontinued operations for all periods presented in its unaudited condensed consolidated financial statements in its Quarterly Report on Form 10-Q for the quarterly period ended September 26, 2015, as filed on November 18, 2015.

In addition, the Company has filed with this Current Report on Form 8-K a pro forma condensed consolidated statement of operations for the years ended December 27, 2014, December 28, 2013 and December 29, 2012, which reflect its results as though the sale of the Packaging Business had occurred on January 1, 2012. Additionally, the Company has filed a pro forma condensed consolidated balance sheet as of September 26, 2015, which reflect its results as though the sale had occurred on September 26, 2015. Pro forma adjustments are described in the accompanying notes to the unaudited pro forma financial information and are based upon information available at the time of preparation and reflect certain assumptions that the Company believes are reasonable under the circumstances. Accordingly, the pro forma adjustments reflected in the unaudited pro forma financial information are preliminary and subject to revision and the actual amounts ultimately reported could differ from these estimates. The unaudited pro forma financial information is for informational purposes only and is not necessarily indicative of the operating results or financial position that would be achieved had the Company's sale of the Packaging Business been consummated on the dates indicated and should not be construed as being representative of the Company's future results of operations or financial position.

Item 2.02 Results of Operations and Financial Condition

On January 20, 2016, the Company issued a press release announcing among other things certain expected financial results for the three months and year ended January 2, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the first paragraph other than the first sentence and the second and fourth paragraphs of which are incorporated in this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 19, 2016, the Company received notice from the New York Stock Exchange, Inc. (“NYSE”) that it does not presently satisfy the NYSE’s continued listing standard requiring the average closing price of the Company’s common stock to be at least $1.00 per share for 30 consecutive trading days. The notice has no immediate impact on the listing of the Company’s common stock. In accordance with the NYSE rules, the Company will respond to the notice within ten business days of its receipt as to how Cenveo intends to cure the deficiency and return to full compliance with the NYSE continued listing standards. The Company will actively monitor its stock price and evaluate all available options in order to regain that compliance within the prescribed six-month time frame. During that six-month period, the Company’s common stock will continue to be listed and traded on the NYSE, subject to compliance with other continued listing standards. The deficiency does not affect the Company’s ongoing business operations or its Securities and Exchange Commission reporting requirements. On January 20, 2016, the Company announced information regarding the foregoing matters in a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and the third paragraph of which is incorporated in this Item 3.01 by reference.

Item 9.01 Financial Statements and Exhibits

(b)    Pro forma financial information
The following pro forma financial statements are filed with this Current Report on Form 8-K:

Pro forma condensed consolidated balance sheets as of September 26, 2015
Pro forma condensed consolidated statements of operations for the years ended December 27, 2014, December 28, 2013 and December 29, 2012.
Notes to pro forma financial statements

(d)    Exhibits

Exhibit
Number        Description

99.1        Press release of Cenveo, Inc. dated January 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2016

CENVEO, INC.

By:    /s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer

CENVEO, INC. AND SUBSIDIARIES PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS September 26, 2015 (unaudited, in thousands)

	As Reported September 26, 2015 (a)	Pro Forma Adjustments	Pro Forma September 26, 2015
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$9,574	$95,000	$104,574
Accounts receivable, net	245,203	—	245,203
Inventories	129,877	—	129,877
Prepaid and other current assets	46,863	—	46,863
Assets of discontinued operations - current	56,381	(56,381)	—
Total current assets	487,898	38,619	526,517

Property, plant and equipment, net	219,563	—	219,563
Goodwill	175,338	—	175,338
Other intangible assets, net	132,444	—	132,444
Other assets, net	42,503	—	42,503
Assets of discontinued operations - long-term	77,969	(77,969)	—
Total assets	$1,135,715	$(39,350)	$1,096,365
Liabilities and Shareholders’ Deficit
Current liabilities:
Current maturities of long-term debt	$3,989	$—	$3,989
Accounts payable	210,735	—	210,735
Accrued compensation and related liabilities	33,982	—	33,982
Other current liabilities	74,387	—	74,387
Liabilities of discontinued operations - current	26,878	(26,772)	106
Total current liabilities	349,971	(26,772)	323,199

Long-term debt	1,237,988	—	1,237,988
Other liabilities	189,494	(371)	189,123
Liabilities of discontinued operations - long-term	2,014	(2,014)	—
Commitments and contingencies
Shareholders’ deficit:
Preferred stock	—	—	—
Common stock	679	—	679
Paid-in capital	371,491	—	371,491
Retained deficit	(918,710)	(10,863)	(929,573)
Accumulated other comprehensive loss	(97,212)	670	(96,542)
Total shareholders’ deficit	(643,752)	(10,193)	(653,945)
Total liabilities and shareholders’ deficit	$1,135,715	$(39,350)	$1,096,365

(a) As reported in the Company's Form 10-Q for the quarterly period ended September 26, 2015, as filed November 18, 2015.

CENVEO, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Year Ended December 27, 2014 (unaudited, in thousands)

	As Reported (b)	Pro Forma Adjustments	Pro Forma
Net sales	$1,949,040	$187,725	$1,761,315
Cost of sales	1,653,513	162,025	1,491,488
Selling, general and administrative expenses	217,530	21,187	196,343
Amortization of intangible assets	11,781	2,597	9,184
Restructuring and other charges	22,458	932	21,526
Operating income	43,758	984	42,774
Interest expense, net	106,798	137	106,661
Loss on early extinguishment of debt, net	27,449	—	27,449
Other income, net	(7,004)	(6,562)	(442)
(Loss) income from continuing operations before income taxes	(83,485)	7,409	(90,894)
Income tax expense (benefit)	2,834	(1,325)	4,159
(Loss) income from continuing operations	(86,319)	8,734	(95,053)
Income from discontinued operations, net of taxes	2,456	(8,734)	11,190
Net loss	(83,863)	—	(83,863)

(Loss) income per share – basic and diluted:
Continuing operations	$(1.29)	$0.13	$(1.42)
Discontinued operations	0.04	(0.13)	0.17
Net loss	$(1.25)	$—	$(1.25)

Weighted average shares outstanding:
Basic	66,952	—	66,952
Diluted	66,952	—	66,952

(b) As reported in the Company's Form 10-K for the year ended December 27, 2014, as filed February 18, 2015.

CENVEO, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Year Ended December 28, 2013 (unaudited, in thousands)

	As Reported (b)	Pro Forma Adjustments	Pro Forma
Net sales	$1,777,808	$189,106	$1,588,702
Cost of sales	1,485,931	160,566	1,325,365
Selling, general and administrative expenses	206,085	19,650	186,435
Amortization of intangible assets	9,962	2,180	7,782
Restructuring and other charges	13,100	514	12,586
Impairment of intangible assets	33,367	8,874	24,493
Operating income (loss)	29,363	(2,678)	32,041
Interest expense, net	112,677	98	112,579
Loss on early extinguishment of debt, net	11,324	—	11,324
Gain on bargain purchase	(17,262)	—	(17,262)
Other income, net	(5,602)	(3,117)	(2,485)
(Loss) income from continuing operations before income taxes	(71,774)	341	(72,115)
Income tax expense (benefit)	13,753	(408)	14,161
(Loss) income from continuing operations	(85,527)	749	(86,276)
Income from discontinued operations, net of taxes	16,741	(749)	17,490
Net loss	(68,786)	—	(68,786)

(Loss) income per share – basic and diluted:
Continuing operations	$(1.32)	$0.02	$(1.34)
Discontinued operations	0.25	(0.02)	0.27
Net loss	$(1.07)	$—	$(1.07)

Weighted average shares outstanding:
Basic	64,576	—	64,576
Diluted	64,576	—	64,576

(b) As reported in the Company's Form 10-K for the year ended December 27, 2014, as filed February 18, 2015.

CENVEO, INC. PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Year Ended December 29, 2012 (unaudited, in thousands)

	As Reported (b)	Pro Forma Adjustments	Pro Forma
Net sales	$1,738,293	$194,220	$1,544,073
Cost of sales	1,417,147	152,224	1,264,923
Selling, general and administrative expenses	182,980	17,807	165,173
Amortization of intangible assets	9,881	2,184	7,697
Restructuring and other charges	27,100	1,034	26,066
Operating income	101,185	20,971	80,214
Interest expense, net	114,755	86	114,669
Loss on early extinguishment of debt, net	12,487	—	12,487
Other (income) expense, net	(1,249)	49	(1,298)
(Loss) income from continuing operations before income taxes	(24,808)	20,836	(45,644)
Income tax expense	55,720	7,043	48,677
(Loss) income from continuing operations	(80,528)	13,793	(94,321)
Income from discontinued operations, net of taxes	641	(13,793)	14,434
Net loss	(79,887)	—	(79,887)

(Loss) income per share – basic and diluted:
Continuing operations	$(1.27)	$0.21	$(1.48)
Discontinued operations	0.01	(0.21)	0.22
Net loss	$(1.26)	$—	$(1.26)

Weighted average shares outstanding:
Basic	63,567	—	63,567
Diluted	63,567	—	63,567

(b) As reported in the Company's Form 10-K for the year ended December 27, 2014, as filed February 18, 2015.

Notes to Pro Forma Financial Statements
Cenveo, Inc.
Years Ended December 27, 2014, December 28, 2013, and December 29, 2012
(Unaudited, in thousands)

Note 1 - Pro Forma Condensed Consolidated Balance Sheets Adjustments

The following adjustments to the condensed consolidated balance sheet as of September 26, 2015, reflect the sale of the Packaging Business pursuant to the final Sale and Purchase Agreement dated January 19, 2016, net of transaction costs, as though the sale occurred on September 26, 2015.

	Debit	Credit
Cash and cash equivalents (a)	$95,000	$—
Assets of discontinued operations - current (a)	—	56,381
Assets of discontinued operations - long term (a)	—	77,969
Liabilities of discontinued operations - current (a)	26,772	—
Other liabilities (b)	371
Liabilities of discontinued operations - long term (a)	2,014	—
Retained deficit (b)	10,863	—
Accumulated other comprehensive loss (c)	—	670

(a)
Adjustments reflect the receipt of proceeds, net of transaction costs, for the sale of the Packaging Business pursuant to the Asset Purchase Agreement, and the removal of the related assets and liabilities.

(b)	The pro forma effect of the sale on the September 26, 2015 balance sheet, as reported in our Form 10-Q for that period, results in a loss of $10.9 million, net of tax benefit of $0.4 million.

(c)	Adjustment reflects the reclassification of foreign currency translation adjustments attributable to the Company's Packaging Business as of September 26, 2015.

Note 2 - Pro Forma Condensed Consolidated Statements of Operations Adjustment

Pro forma condensed consolidated statements of operations for the years ended December 27, 2014, December 28, 2013 and December 29, 2012, assume that the sale of the Packaging Business occurred on January 1, 2012. Reclassification of the Packaging Business to discontinued operations was reflected in the statement of comprehensive income (loss) for the nine month period ended September 26, 2015, as filed in the Company's Form 10-Q for that period.

	For the Year Ended	For the Year Ended	For the Year Ended
	December 27, 2014 (a)	December 28, 2013(a)	December 29, 2012 (a)
Net sales	$187,725	$189,106	$194,220
Cost of sales	162,025	160,566	152,224
Selling, general and administrative expenses	21,187	19,650	17,807
Amortization of intangible assets	2,597	2,180	2,184
Restructuring and other charges	932	514	1,034
Impairment of intangible assets	—	8,874	—
Operating income (loss)	984	(2,678)	20,971
Interest expense, net	137	98	86
Other (income) expense, net (b)	(6,562)	(3,117)	49
Income from continuing operations before income taxes	7,409	341	20,836
Income tax (benefit) expense(c)	(1,325)	(408)	7,043
Income from continuing operations	8,734	749	13,793
Income from discontinued operations, net of taxes (a)(c)	(8,734)	(749)	(13,793)
Net income	—	—	—

(a)	For the years ended December 27, 2014, December 28, 2013 and December 29, 2012, adjustments reflect the elimination of the operating results of the Packaging Business.

There has no been no allocation of consolidated interest expense to discontinued operations, with the exception of interest expense incurred from capital leases directly related to operations at Packaging Business locations.

(b)
The pro forma condensed consolidated statements of operations for all periods presented assume that the sale of the Packaging Business occurred on January 1, 2012. However, there is no gain or loss on the transaction assumed in any of the periods presented.

(c)
Income tax expense has been allocated between continuing operations and discontinued operations on an intra-period tax allocation basis where the total income tax (benefit) expense is computed, the tax (benefit) expense attributable to continuing operations is computed, and any remainder is allocated to discontinued operations.

EXHIBIT INDEX
Exhibit
Number        Description

99.1        Press release of Cenveo, Inc. dated January 20, 2016